UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2006

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17948	94-2838567
(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 26, 2006, in connection with his relocation to Electronic Arts Inc.’s (“EA”) international publishing headquarters in Geneva, Switzerland, Dr. Gerhard Florin, EA’s Executive Vice President and General Manager, International Publishing, entered into an agreement with EA Swiss Sàrl setting forth the terms and conditions of his employment (“Florin Employment Agreement”). The following summary of the material terms of the Florin Employment Agreement is qualified in its entirety by reference to the text of the agreement itself, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Florin Employment Agreement contains standard terms and conditions generally applicable to all full-time EA employees in Switzerland. The Florin Employment Agreement also incorporates certain terms of Dr. Florin’s September 2, 2005 offer letter and the international relocation letter accepted by Dr. Florin on September 6, 2005, both of which were previously disclosed in a Current Report on Form 8-K filed by EA on September 8, 2005 and are incorporated herein by reference. The Florin Employment Agreement further provides for: (i) Dr. Florin’s salary (729,485 Swiss francs); (ii) eligibility for a discretionary bonus; (iii) a notice period of six months in the event of termination of Dr. Florin’s employment (other than for gross misconduct on the part of Dr. Florin); (iv) a redundancy payment of 16 weeks salary (determined by the number of years of Dr. Florin’s previous service to the Company according to EA’s standard policy regarding the calculation of redundancy payments) in the event that Dr. Florin is made redundant (i.e., the Company no longer requires the services for which Dr. Florin is employed, or his position is relocated to another EA entity) within 3 years after the effective date of the Florin Employment Agreement; (v) payment of air fare and relocation of household goods for Dr. Florin and his family back to the UK in the event that Dr. Florin is made redundant within 2 years after the effective date of the Florin Employment Agreement; (vi) a six-month period following the termination of Dr. Florin’s employment during which he is prohibited from soliciting or providing goods or services to, in competition with the Company, certain customers of the Company, (vii) a six-month period following the termination of Dr. Florin’s employment during which he is prohibited from contracting with or engaging, in competition with the Company, certain suppliers of the Company; (viii) a six-month period following the termination of Dr. Florin’s employment during which he is prohibited from employing, or engaging or offering employment to certain employees of the Company; and (ix) a six-month period following termination of Dr. Florin’s employment during which he is restricted from competing with the Company in Switzerland.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated September 26, 2006 between EA Swiss Sàrl and Gerhard Florin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: September 27, 2006	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President,
Secretary and General Counsel